[AIM LOGO APPEARS HERE]
--Registered Trademark--

                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
[PHOTO OF           I feel privileged to succeed Ted Bauer, who recently retired
ROBERT H.           as AIM's chairman after a long, successful career in the
GRAHAM]             investment industry. Ted has always shown the highest degree of integrity and commitment to excellence, and I have always admired him greatly. I'm also proud to be part of the team
LETTER              that launched AIM almost 25 years ago. From the beginning,
TO OUR              AIM has been a very people-oriented, service-minded company,
SHAREHOLDERS        and I plan to carry on that tradition for our shareholders, financial advisors and employees.

UNCERTAIN MARKETS
Over the six months covered by this report, the stock market and certain segments of the bond market (particularly the high-yield bond market) were rather unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 in negative territory and continued to struggle in January 2001. Throughout the reporting period, overseas markets were more turbulent than their U.S. counterpart.

OUR RESPONSE
What do we at AIM do when markets are so uncertain? We stick with our motto:
Invest with Discipline. We continue to manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a difficult period in the markets, a period that requires patience from all of us. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though markets may remain uncertain for some time and we have no way to predict when that will change, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive stock-market valuation in several years. While there is much concern that the economy's record expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has now reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets. Declining interest rates bode well for both stocks and bonds, especially hard-hit markets such as high-yield bonds.

In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the six months ended January 31, 2001. We are pleased to send you this report on your investment. If you have any questions or comments, please contact one of our representatives at 800-659-1005.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                             THE MANAGERS' OVERVIEW

FUND OFFERS STABILITY AMIDST
ERRATIC MARKETS

A roundtable discussion with the fund management team for AIM Limited Maturity Treasury Fund--Institutional Class about the six-month period ended January 31, 2001.
--------------------------------------------------------------------------------

HOW DID AIM LIMITED MATURITY TREASURY FUND-INSTITUTIONAL CLASS PERFORM DURING THE REPORTING PERIOD?
Amid a very uncertain market environment, the fund continued to demonstrate its value by providing investors with liquidity, NAV (net asset value) stability and relatively strong performance in a period of high market volatility. The fund's NAV per share remained between $9.96 and $10.17 during the six-month reporting period.
   The fund also continued to provide steady, attractive income over the past six months. As of January 31, 2001, the fund's 30-day distribution rate was 5.63%, and the 30-day SEC yield was 4.97%. For the six months ended January 31, 2001, the fund posted a total return of 4.95%. Comparatively, the Lehman 1-2 Year U.S. Government Bond Index had a return of 5.24% for the same period.
   Although the fund does not traditionally measure itself against such market indicators as the S&P 500, it's worth noting that the fund's 4.95% total return outperformed this index, which is often viewed as representative of the stock market. The S&P 500's return of -3.98% for the six-month reporting period drives home the importance of diversification across investments.

WHAT WAS THE MARKET ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?
After aggressively raising interest rates through May of 2000 to stave off inflation, the Federal Reserve Board (the Fed) left interest rates unchanged for the remainder of the year. However, in late summer and early fall, rising oil prices, unrest in the Middle East and unease about corporate earnings shortfalls combined to produce a steep stock market decline. This followed the considerable volatility that had whipsawed investors just months earlier.
   Uncertainty about the outcome of the presidential election also roiled markets. Even the December resolution of the election controversy failed to produce a sustained rally. By then, the Fed indicated that it might consider cutting interest rates in the wake of indications of slower economic growth. But the Fed's bias shift was insufficient to counteract investors' concerns, and most key stock market indexes recorded losses for 2000.

YIELD CURVE--U.S. TREASURY SECURITIES

As of 1/31/01, with time to maturity

                                  [BAR CHART]

================================================================================
3-6 MONTHS                 4.99%
                           4.83%
1-2 YEARS                  4.60%
                           4.62%
================================================================================

                           [AREA OF INVESTMENT FOCUS]
================================================================================
5 YEARS                    4.85%
10 YEARS                   5.19%
30 YEARS                   5.54%

Source: Bloomberg
================================================================================

U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

   Then in January of the new year, the Fed cut short-term interest rates twice--first in a rare inter-meeting move and then at its scheduled month-end meeting--for a full percentage- point reduction, leaving the federal funds rate at 5.5% as the reporting period closed. While markets immediately rallied, the excitement gave way to further trepidation about the slowing economy and uncertain corporate earnings. Indeed, the U.S. economy grew at an annual rate of just 1.1% during the last quarter of 2000, its weakest performance in more than five years, accentuating how dramatically the economy has slowed since a year ago.

WHAT ABOUT THE INTEREST-RATE ENVIRONMENT?
The interest-rate environment has been a study in contrasts. For 2000, government markets were the best-performing fixed-income sector, with longer-maturity issues outperforming shorter-maturity issues. Even so, while interest rates across the Treasury yield curve have fluctuated, the short end of the curve has seen the most movement in the past six months. Two-year notes, in which the fund invests, saw their yields drop from 6.28% six months ago to 4.61% by the end of the reporting period.
   The Treasury yield curve (shown at left), which was inverted for most of 2000, has returned to a more familiar slope in 2001, with short-term rates falling more quickly than long-term rates in anticipation of a probable easing campaign by the Fed. Added to that is the government's buyback program, spurred by a substantial budget surplus, which may pick up steam in the months ahead and drive up Treasury prices--which move conversely to yields--even more.

HOW DID THESE CONDITIONS AFFECT THE FUND?
Our consistent strategy of buying two-year Treasury notes and selling them when they have one year left to maturity continued to serve us well. When interest rates are falling--as they are now--the prices of these notes rise. Because we reinvest gradually over time, called a laddered maturity structure, the fund's yield will not fall as quickly as that of the two-year note in an easing environment.

DID THE TREASURY'S BROADENING BUYBACK PROGRAM AFFECT THE FUND?
Last year the U.S. Treasury began issuing fewer securities across all maturities, as well as buying back some of its own debt in the form of 30-year bonds. The 30-year bond was long considered a benchmark for interest rates, but that status has been slipping as they have become less numerous, and the 10-year bond is taking its place for many investors. The main catalyst for the buyback of the 30-year bond has been the government's ongoing budget surplus. However, it remains to be seen whether such surpluses can be sustained over the long term.
   The Treasury recently announced plans to eliminate its one-year bill, which does not enjoy the level of demand of other Treasury issues. The two-year note in which the fund invests attracts many types of investors--banks, mutual funds, insurance companies, even individuals--and at this point the Treasury has announced no plans to make any changes to its issuance.

WHAT WERE MARKET CONDITIONS LIKE AS THE REPORTING PERIOD CLOSED?
Fed Chairman Alan Greenspan has not ruled out the possibility of a more extended downturn in the United States if consumers become so disconcerted that they stop spending. However, reasons for optimism remain. Inflation continues to be low, and the Fed has indicated that it will move aggressively to keep the economy afloat. In such an environment, issues with shorter maturities tend to perform well because their yields are more dramatically affected by changes in Fed policy.

AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/01, the close of the reporting period

================================================================================
  Inception (7/13/87)        6.51%
  10 years                   5.96
  5 years                    5.60
  1 year                     8.41
================================================================================

As of 12/31/00, the most recent calendar quarter-end

================================================================================
  Inception (7/13/87)        6.46%
  10 years                   5.92
  5 years                    5.52
  1 year                     7.21

Past performance cannot guarantee comparable future results.
================================================================================

   MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. HAD THE ADVISOR NOT ABSORBED EXPENSES IN THE PAST, TOTAL RETURNS WOULD HAVE BEEN LOWER.

SCHEDULE OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)

                                                                    PRINCIPAL      MARKET
                                                         MATURITY    AMOUNT        VALUE
U.S. TREASURY SECURITIES-96.69%
U.S. TREASURY NOTES-96.69%
6.50%                                                    02/28/2002  $26,000    $ 26,473,460
--------------------------------------------------------------------------------------------
6.50%                                                    03/31/2002   26,200      26,708,804
--------------------------------------------------------------------------------------------
6.38%                                                    04/30/2002   25,800      26,303,358
--------------------------------------------------------------------------------------------
6.63%                                                    05/31/2002   26,000      26,622,960
--------------------------------------------------------------------------------------------
6.38%                                                    06/30/2002   26,000      26,579,280
--------------------------------------------------------------------------------------------
6.25%                                                    07/31/2002   26,200      26,775,614
--------------------------------------------------------------------------------------------
6.13%                                                    08/31/2002   26,000      26,548,860
--------------------------------------------------------------------------------------------
6.00%                                                    09/30/2002   26,000      26,537,940
--------------------------------------------------------------------------------------------
5.75%                                                    10/31/2002   26,000      26,455,780
--------------------------------------------------------------------------------------------
5.63%                                                    11/30/2002   26,200      26,626,798
--------------------------------------------------------------------------------------------
5.13%                                                    12/31/2002   26,000      26,223,860
--------------------------------------------------------------------------------------------
4.75%                                                    01/31/2003   27,000      27,067,500
--------------------------------------------------------------------------------------------
Total U.S. Treasury Securities (Cost $313,340,534)                               318,924,214
============================================================================================
TOTAL INVESTMENTS-96.69%                                                         318,924,214
============================================================================================
OTHER ASSETS LESS LIABILITIES-3.31%                                               10,909,609
============================================================================================
NET ASSETS-100.00%                                                              $329,833,823
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 2001
(UNAUDITED)

ASSETS:

Investments, at market value (cost $313,340,534)              $318,924,214
--------------------------------------------------------------------------
Cash                                                             1,900,679
--------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                               5,976,224
--------------------------------------------------------------------------
  Interest                                                       4,140,188
--------------------------------------------------------------------------
Investment for deferred compensation plan                           47,383
--------------------------------------------------------------------------
Other assets                                                        36,013
==========================================================================
    Total assets                                               331,024,701
==========================================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                                           591,311
--------------------------------------------------------------------------
  Dividends                                                        315,093
--------------------------------------------------------------------------
  Deferred compensation plan                                        47,383
--------------------------------------------------------------------------
Accrued advisory fees                                               54,926
--------------------------------------------------------------------------
Accrued administrative services fees                                 6,329
--------------------------------------------------------------------------
Accrued distribution fees                                           53,529
--------------------------------------------------------------------------
Accrued transfer agent fees                                         56,094
--------------------------------------------------------------------------
Accrued operating expenses                                          66,213
==========================================================================
    Total liabilities                                            1,190,878
==========================================================================
Net assets applicable to shares outstanding                   $329,833,823
__________________________________________________________________________
==========================================================================

NET ASSETS:

Class A                                                       $328,262,223
==========================================================================
Institutional Class                                           $  1,571,600
==========================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                         32,313,533
==========================================================================
Institutional Class                                                154,718
==========================================================================
Class A:
  Net asset value per share                                   $      10.16
--------------------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.16 divided by 99.00%)             $      10.26
==========================================================================
Institutional Class
  Net asset value, offering and redemption price per share    $      10.16
==========================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 2001
(UNAUDITED)

INVESTMENT INCOME:

Interest                                                        $ 9,752,318
===========================================================================

EXPENSES:

Advisory fees                                                       316,761
---------------------------------------------------------------------------
Administrative services fees                                         36,970
---------------------------------------------------------------------------
Custodian fees                                                       14,739
---------------------------------------------------------------------------
Distribution fees-Class A                                           236,127
---------------------------------------------------------------------------
Transfer agent fees-Class A                                         189,857
---------------------------------------------------------------------------
Transfer agent fees-Institutional Class                                 231
---------------------------------------------------------------------------
Registration and filing fees                                         63,600
---------------------------------------------------------------------------
Trustees' fees                                                        3,931
---------------------------------------------------------------------------
Other                                                                82,756
===========================================================================
    Total expenses                                                  944,972
===========================================================================
Less: Expenses paid indirectly                                       (3,377)
===========================================================================
    Net expenses                                                    941,595
===========================================================================
Net investment income                                             8,810,723
===========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                        292,056
---------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                      5,857,288
===========================================================================
    Net gain from investment securities                           6,149,344
===========================================================================
Net increase in net assets resulting from operations            $14,960,067
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JANUARY 31, 2001 AND THE YEAR ENDED JULY 31, 2000 (UNAUDITED)

                                                              JANUARY 31,       JULY 31,
                                                                  2001            2000
                                                              ------------    -------------
OPERATIONS:

  Net investment income                                       $  8,810,723    $  17,912,729
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities              292,056       (4,797,259)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   5,857,288        2,049,768
===========================================================================================
    Net increase in net assets resulting from operations        14,960,067       15,165,238
===========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Class A                                                       (8,756,411)     (17,525,848)
-------------------------------------------------------------------------------------------
  Institutional Class                                              (56,298)        (416,635)
-------------------------------------------------------------------------------------------
SHARE TRANSACTIONS-NET:
  Class A                                                       22,090,934      (87,282,579)
-------------------------------------------------------------------------------------------
  Institutional Class                                             (917,886)     (14,575,249)
===========================================================================================
    Net increase (decrease) in net assets                       27,320,406     (104,635,073)
===========================================================================================

NET ASSETS:

  Beginning of period                                          302,513,417      407,148,490
===========================================================================================
  End of period                                               $329,833,823    $ 302,513,417
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $332,844,956    $ 311,671,908
-------------------------------------------------------------------------------------------
  Undistributed net investment income                               27,768           29,754
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (8,622,581)      (8,914,637)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   5,583,680         (273,608)
===========================================================================================
                                                              $329,833,823    $ 302,513,417
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2001
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of seven separate series portfolios each having an unlimited number of shares of beneficial interests. The Fund currently offers two different classes of shares: Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value and, consistent with this objective, the highest total return achievable.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The Fund has a capital loss carryforward of $4,224,162 as of July 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.

E. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of

   Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2001, AIM was paid $36,970 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended January 31, 2001, AFS was paid $86,372 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Institutional Class. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares. The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. For the six months ended January 31, 2001, the Fund paid AIM Distributors $236,127 as compensation under the Plan.
  AIM Distributors received commissions of $28,257 from sales of the Class A shares of the Fund during the six months ended January 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the six months ended January 31, 2001, the Fund paid legal fees of $2,307 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended January 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,377 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,377.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2001 was $256,129,769 and $242,994,795, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2001 was as follows:

Aggregate unrealized appreciation of investment securities      $5,577,044
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities            $5,577,044
__________________________________________________________________________
==========================================================================
Cost of investments for tax purposes is $313,347,170.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2001 and the year ended July 31, 2000 were as follows:

                                          SIX MONTHS ENDED                 YEAR ENDED
                                          JANUARY 31, 2001                JULY 31, 2000
                                     ---------------------------   ---------------------------
                                       SHARES         AMOUNT         SHARES         AMOUNT
                                     -----------   -------------   -----------   -------------
Sold:
  Class A                             15,522,128   $ 156,047,275    66,719,952   $ 675,218,081
----------------------------------------------------------------------------------------------
  Institutional Class                      3,036          30,341       489,034       4,947,727
==============================================================================================
Issued as reinvestment of
  dividends:
  Class A                                757,863       7,608,217     1,524,802      15,430,990
----------------------------------------------------------------------------------------------
  Institutional Class                         74             738         1,998          20,239
==============================================================================================
Reacquired:
  Class A                            (14,082,354)   (141,564,558)  (63,662,111)   (643,993,387)
----------------------------------------------------------------------------------------------
  Institutional Class                    (94,817)       (948,965)   (3,809,602)    (38,686,410)
==============================================================================================
                                       2,105,930   $  21,173,048     1,264,073   $  12,937,240
______________________________________________________________________________________________
==============================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                              INSTITUTIONAL CLASS
                                         -------------------------------------------------------------
                                         SIX MONTHS
                                            ENDED                    YEAR ENDED JULY 31,
                                         JANUARY 31,   -----------------------------------------------
                                            2001        2000     1999      1998      1997       1996
                                         -----------   ------   -------   -------   -------   --------
Net asset value, beginning of period       $ 9.96      $10.03   $ 10.07   $ 10.07   $  9.97   $  10.03
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.29        0.54      0.49      0.56      0.56       0.58
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.21       (0.07)    (0.04)       --      0.10      (0.06)
======================================================================================================
    Total from investment operations         0.50        0.47      0.45      0.56      0.66       0.52
======================================================================================================
Less distributions from net investment
  income                                    (0.30)      (0.54)    (0.49)    (0.56)    (0.56)     (0.58)
------------------------------------------------------------------------------------------------------
Net asset value, end of period             $10.16      $ 9.96   $ 10.03   $ 10.07   $ 10.07   $   9.97
______________________________________________________________________________________________________
======================================================================================================
Total return(a)                              5.05%       4.78%     4.55%     5.66%     6.79%      5.27%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                 $1,572      $2,455   $17,131   $50,609   $48,866   $143,468
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets      0.35%(b)    0.29%     0.31%     0.32%     0.31%      0.27%
======================================================================================================
Ratio of net investment income to
  average net assets                         5.81%(b)    5.31%     4.84%     5.51%     5.56%      5.72%
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate                        78%        122%      184%      133%      130%       117%
______________________________________________________________________________________________________
======================================================================================================

(a) Not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $1,908,166.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended July 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended July 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended July 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

AIM Investment
Securities Funds


AIM Limited Maturity
Treasury Fund
--------------------------------------------------------------------------------
Institutional                                                        SEMI-ANNUAL
Class                                                                     REPORT



                                                                JANUARY 31, 2001

[AIM LOGO]
-- Registered Trademark --
--------------------------------------------------------------------------------

                                    TRUSTEES

Bruce L. Crockett                                                Carl Frischling
Owen Daly II                                                    Robert H. Graham
Albert R. Dowden                                              Prema Mathai-Davis
Edward K. Dunn Jr.                                              Lewis F. Pennock
Jack M. Fields                                                    Louis S. Sklar


                                    OFFICERS

Robert H. Graham                                            Chairman & President
Gary T. Crum                                               Senior Vice President
Carol F. Relihan                               Senior Vice President & Secretary
Melville B. Cox                                                   Vice President
Karen Dunn Kelley                                                 Vice President
Dana R. Sutton                                        Vice President & Treasurer
Jim Coppedge                                                 Assistant Secretary
Renee A. Friedli                                             Assistant Secretary
P. Michelle Grace                                            Assistant Secretary
Nancy L. Martin                                              Assistant Secretary
Ofelia M. Mayo                                               Assistant Secretary
Lisa A. Moss                                                 Assistant Secretary
Kathleen J. Pflueger                                         Assistant Secretary
Mary J. Benson                    Assistant Vice President & Assistant Treasurer
Sheri Morris                      Assistant Vice President & Assistant Treasurer


                               INVESTMENT ADVISOR
                              A I M Advisors, Inc.
                          11 Greenway Plaza, Suite 100
                                Houston, TX 77046
                                  800-347-1919

                                   DISTRIBUTOR
                            A I M Distributors, Inc.
                          11 Greenway Plaza, Suite 100
                                Houston, TX 77046
                                  800-659-1005

                                    CUSTODIAN
                              The Bank of New York
                        90 Washington Street, 11th Floor
                               New York, NY 10286

                              LEGAL COUNSEL TO FUND
                     Ballard Spahr Andrews & Ingersoll, LLP
                         1735 Market Street, 51st Floor
                           Philadelphia, PA 19103-7599

                            LEGAL COUNSEL TO TRUSTEES
                      Kramer, Levin, Naftalis & Frankel LLP
                                919 Third Avenue
                               New York, NY 10022

                                 TRANSFER AGENT
                            A I M Fund Services, Inc.
                                  P.O. Box 4739
                             Houston, TX 77210-47392

         This report may be distributed only to current shareholders or to persons who have received a current prospectus.



LTD-SAR-2